UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2007

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PharmaNet Development Group, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-16119	59-2407464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Carnegie Center, Princeton, NJ 08540

(Address of Principal Executive Offices) (Zip Code)

(609) 951-6800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of PharmaNet Development Group, Inc. (the “Company”), after an evaluation with the Committee’s compensation consultant and the Company’s management, granted the following long-term incentive (“LTI”) equity awards to the Company’s executive officers. The Committee believes that the following equity awards are competitive with the Company’s peer group, improve employee retention and align the goals of management with those of the Company’s stockholders.

				Long Term Incentive Distribution (number of units)
Name	Title	Annual Base Salary	Long Term Incentive Value	Options	Performance-Based RSUs	Time-Vested RSUs
				(Stock-settled)	(Stock-settled)	(Stock-settled)
Jeffrey P. McMullen	President and Chief Executive Officer	$695,000	$695,000	16,155	8,609	8,609
Thomas Newman	Executive Vice President Late Stage Development	$494,000	$247,000	5,742	3,060	3,060
Mark Di Ianni	Executive Vice President, Strategic Initiatives and President Early Stage Development	$400,000	$200,000	4,649	2,477	2,477
John P. Hamill	Executive Vice President and Chief Financial Officer	$390,000	$195,000	4,533	2,415	2,415
Johane Champagne	Executive Vice President Early Clinical Development	$350,000	$70,000	1,627	867	867
David Natan	Executive Vice President Reporting and Analysis	$360,984	$72,197	1,678	894	894

The foregoing equity awards were calculated based upon the formulas set forth in the text below.

Such equity awards were granted pursuant to the Company’s 1999 Amended and Restated Stock Plan.

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The value of the amounts awarded will consist of one third stock options, one third performance-based restricted stock units (“RSUs”), and one third time-vested RSUs.

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The options expire in seven years and vest in one-third increments on each anniversary of the date of grant.

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The performance-based restricted stock units vest upon the achievement of certain performance milestones if the Company meets or exceeds certain cumulative earnings targets for 2007, 2008 and 2009.

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The time-vested restricted stock units vest in one-fifth increments on each anniversary of the date of grant.

The number of shares underlying the options were calculated using the Black-Scholes formula for such options equal to $14.34 per share. The number of shares underlying the restricted stock units were calculated using the closing price of the Company’s common stock on August 3, 2007 equal to $26.91 per share.

In addition to the foregoing equity awards to the Company’s executive officers, the Committee adopted a similar LTI plan with a number of other non-executive officer employees thereby aligning their goals as well with those of the Company’s stockholders.

Item 9.01

Financial Statements and Exhibits.

(d)

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2007

PHARMANET DEVELOPMENT GROUP, INC.

By:	/s/ JOHN P. HAMILL
Name: John P. Hamill
Title: EVP and Chief Financial Officer